united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21853

Northern Lights Variable Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

17605 Wright Street, Omaha, Nebraska 68130

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 12/31

Date of reporting period: 12/31/15

Item 1. Reports to Stockholders.

Annual Report

December 31, 2015

JNF SSgA Sector Rotation Portfolio
JNF SSgA Tactical Allocation Portfolio
JNF SSgA Retirement Income Portfolio

Each a series of the Northern Lights Variable Trust

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of JNF SSgA Sector Rotation Portfolio, JNF SSgA Tactical Allocation Portfolio and JNF SSgA Retirement Income Portfolio. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Dear Shareholders:

We are pleased to present you with the Jefferson National “JNF” Sector Rotation Portfolio (the “Portfolio”) Annual Report for 2015.

The Portfolio returns were negative on an absolute basis and relative basis, -1.05% for the Portfolio versus S&P 500 benchmark return of -0.73%.

Looking at 2015 as a whole, the Portfolio’s most consistent exposure was an overweight position in healthcare, which it held for the entire year. The Portfolio took on an overweight position in consumer discretionary in the spring and held it through the end of the year. The Portfolio spent much of the past twelve months overweight in information technology, with occasional positions in financial and industrials. Every other sector was a persistent underweight.

The biggest contributor to annual performance was a persistent underweight to energy stocks, a sector that was battered by commodity price weakness. The portfolio’s overweight in healthcare also helped, despite a spell of poor performance in late summer. The largest detractor to performance was the Portfolio’s year-long underweight in consumer staples, a sector that posted good returns toward the end of 2015.

The Volatility Defense mechanism was triggered at the end of August, and the portfolio remained overweight cash through the end of the year. Overall, this defensive positioning in cash proved a small detractor to performance.

The Market and Economy

2015 began with a flurry of divergent Central Bank policy moves in response to an uneven global growth outlook, rapidly declining global inflation and a major anticipated expansion of quantitative easing by the European Central Bank (ECB). The Swiss National Bank delivered an early surprise for global markets on January 15th by removing the peg between the Swiss Franc and the Euro in place since 2011. This unexpected tightening action sent the Swiss Franc up better than 20% against the Euro and the Swiss equity market down by 15% immediately following the move. The Bank of Canada (BoC) provided further shock therapy on January 21st by unexpectedly cutting overnight rates by 0.25% to 0.75%. Canadian stocks and bonds rallied, but the Canadian dollar traded down 2.5% on the news. One day later, the ECB announced a larger than expected Quantitative Easing (QE) program scheduled to continue through September 2016. The commitment to continue buying bonds is open ended thereafter until it has achieved, as ECB President Mario Draghi said, “A sustained adjustment in the path of inflation which is consistent with our aim of achieving inflation rates below, but close to, 2% over the medium term.” After the Royal Bank of Australia cut rates on February 3rd, the remainder of the quarter was moderately quiet in regards to actual central bank activity – communications from the Federal Reserve (Fed) and its members notwithstanding.

Kicking off the second quarter of 2015, April provided a bumpy ride for investors exposed to a number of recent popular trends in the market. After rising for nine consecutive months on anticipated policy divergence, the U.S. dollar declined nearly 4% for the month reflecting in part a softening in U.S. data and a later expected start to possible Fed rate hikes. Oil prices rose sharply in April with West Texas crude up 25.3% and Brent crude up 21.2%, the largest upward monthly move for Brent since 2009. In Europe, German 10 year bond yields capped a long stretch of continuous declines to as low as 5 basis points on April 19th before pacing a global bond sell off to end the month at 37 basis points. Later in the quarter markets were unsettled by a steady stream of worrying headlines and, in particular, news around the increasingly acrimonious bailout negotiations between Greece and the Troika (European Commission, European Central Bank and International Monetary Fund). Setting up what many saw as high stakes, though ultimately resolvable set of moves, the Greek government on June 5th elected to miss a scheduled payment to the IMF, choosing to instead bundle the payment with two others for a total of €1.5 billion payable on June 30th. Not surprisingly, equity markets on June 29th reacted negatively to the uncertainty created, though contagion in debt markets was relatively contained with very modest widening in sovereign debt spreads in Spain and Italy. Also contributing to the market jitters, China’s central bank announced a surprise reduction in interest rates on June 27th. This move was widely viewed as a response to a precipitous fall in China’s roaring stock market. After rising 153% on a rolling one year basis through June 12, the Shanghai Stock Exchange Composite Index had declined 19% through June 26th.

With clouds of uncertainty surrounding the possibility of a Greek exit from the Eurozone and a sudden free fall in China’s stock market, global markets entered the third quarter of 2015 nervously. By the end of the quarter, the Greek drama had been largely resolved with Greece agreeing to a new more austere bailout agreement with creditors in July, while continued volatility in China’s equity markets and growing concerns surrounding emerging market growth prospects more generally led to a broad selloff of global equities in August and September. That a slowdown in emerging markets should be cause for increasing market jitters is attributable to the outsize contribution they had made to global growth in recent years. Since 2000, emerging markets had provided the majority of global GDP growth, doubling their share of global output from about 20% to near 40% in 2015. By the end of the quarter, investors in global equity markets experienced the worst three month performance of the last four years as measured by the MSCI World Index. That weakness was mostly attributed to a cascade of worrying headlines emanating from China, where a surprise currency devaluation and plummeting stock market spilled over in dramatic fashion to rattle global financial markets in late August. After trading in a curiously narrow channel for all of 2015, never up or down more than 3.5% from the beginning of the year, the S&P 500 declined six consecutive days for an ultimate correction of 11% through August 25th. On August 24th, the most aggressive day of the selloff, the VIX index of implied volatility hit an intraday high over 53, the highest level since the global financial crisis in March of 2009. The increase in market jitters accelerated a selloff in oil and commodities generally that had been underway since early July, sending the price of WTI crude below $40 on August 24th to the lowest level since 2009 while the broad Bloomberg commodity index declined to new thirteen year lows. The combination of the Chinese devaluation and plunging commodities proved particularly toxic for emerging market currencies, sending the Russian Ruble to its weakest closing price ever against the dollar on August 24th and the Brazilian Real down 6% on the month.

After being battered to close the third quarter of 2015 on a rapidly deteriorating global growth outlook, global equity markets found their footing to open the fourth quarter. The shift in market sentiment was aided by new policy commitments from global central banks to provide additional stimulus to combat the effects of a slowing global economy – a concern that was seemingly validated when the International Monetary Fund (IMF) downgraded their forecast for global growth in early October. With that as a backdrop the most prominent central banking pronouncements hailed from Europe and China. On October 22nd European Central Bank (ECB) President Draghi gave strong indications the ECB would be prepared to introduce additional stimulus measures before the end of 2015 citing the negative effect weak emerging markets growth will have on meeting ECB inflation targets. This was followed a day later by an interest rate cut by the Peoples Bank of China and further policy measures to combat weak investment growth and low inflation. As the quarter progressed, expectations that the Fed would finally be initiating the first increase in the target federal funds rate in over nine years in December steadily grew in interest rate futures markets, rising from an implied probability of 43% on November 1st to 72% on November 30th. Global investors were braced for an explicit realization of the now long running policy divergence thematic with high expectations for new monetary policy easing measures from the ECB and equally elevated expectations that December would bring the first rate rise in over nine years from the U.S. Federal Reserve (Fed). On December 3, the ECB cut its deposit rate 10 basis points to -0.3% and announced an extension of its current bond buying program by six months through March 2017. These measures did represent an easing of policy, but the details were far less than what markets expected, sending European shares and the U.S. dollar sharply lower on the day of the policy announcement. On December 16th, the Fed in turn came through with a widely expected 0.25% increase in the Federal Funds rate, consistent with expectations priced in the overnight index swap market on the eve of the decision. Given there was little daylight between expectations and the final outcome, market reaction immediately following the Fed move was comparatively muted compared to the dispirited market reaction to the ECB.

After a sharp selloff in the third quarter of 2015 on global growth fears emanating from emerging markets led by China that took most major bourses negative on the year, global equities rebounded smartly in October, though with little follow through to end the year. For 2015, the MSCI World Index returned - 0.9%*, the weakest year for developed global equities since 2011. Leading the developed market regional indices for the quarter was the MSCI Pacific Index which returned 9.0%* and a positive return for all of 2015 of 3.0%*. U.S. investors in European equities faced a large headwind in the form of the strong U.S. Dollar that saw local returns of 4.9% in 2015 for the MSCI Europe Index reduced to a negative 2.8%* once currency effects were accounted for. As underwhelming as returns in developed markets were for 2015, they were quite stellar compared to the performance on Emerging Markets with the MSCI Emerging Markets Index returning 0.7%* for the fourth quarter and a negative 14.9%* for 2015 as a whole. Investors in U.S. markets have also faced headwinds to earn positive returns in 2015 with YTD returns on the S&P 500 total return index of 1.38%. Contributing to this lackluster outcome for 2015 was a challenging environment for U.S. companies’ ability to earn a profit, evidenced by declining year over year of earnings on the S&P 500 Index for both the second and third quarters and the potential for more of the same in the final quarter of the year.

Results were mixed in the fixed income space. For government bonds, the Barclays U.S. Aggregate Government Treasury – Intermediate index returned 1.18%, while the corresponding long government index was down -1.21%. In U.S. credit markets, the fourth quarter punctuated an unsettlingly steady rise in both investment grade and speculative grade credit spreads throughout 2015. In the speculative U.S. high yield space much of the spread widening was attributable to the impact of sharply lower global oil prices on the energy sector, which represents better than 15% of the Barclays U.S. High Yield Index. Spreads for the U.S. Barclays High Yield Index were up nearly 180 basis points for the year, reaching their highest levels since the spring of 2012 earlier in December. Evidence that credit conditions in the U.S. tightened throughout 2015 for reasons beyond energy prices is supported by the coincident rise in investment grade credits where spreads for the Barclays U.S. Long Credit Index widened from 184 basis points to 231 basis points at the end of the year near to levels not reached since July of 2012. The Barclays U.S. Aggregate index was up 0.55% for the year.

Outcome and Look Ahead

Looking forward to 2016, in contrast to the beginning of 2015, the outlook for global growth is generally more subdued. This saturnine outlook has been importantly influenced by lower expectations for the pace of China’s GDP growth rate. Indeed, the International Monetary Fund (IMF) forecasts Chinese GDP will fall to 6.3% in 2016 following an estimated growth rate of 6.9% for 2015, itself a disappointment relative to expectations at the beginning of the year. The IMF is also forecasting 2016 growth rates for both the U.S. and Global economy to be 0.3% softer than they were at the same point a year ago. Not surprisingly, with the outcome in 2015, forecasts for emerging markets growth outside China are also challenged; Brazil and Russia, the second and fourth largest emerging markets by output, are still forecast to be in recession for 2016.

Sincerely,

JNF Advisors, Inc.

Sources: Bloomberg, FactSet, Morgan Stanley, JPMorgan, RBS, Credit Suisse, Citigroup, SSGA Performance Group, MSCI, as of 12/31/15

The index returns are unmanaged and do not reflect the deduction of any fees or expenses. The index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Past performance is not a guarantee of future results. The performance figures contained herein are provided on a gross of fees basis and do not reflect the deduction of advisory or other fees which could reduce the return. The performance includes the reinvestment of dividends and other corporate earnings and is calculated in US dollars.

Overweight and Underweight are as of the date indicated, are subject to change, and should not be relied upon as current thereafter.

Investing in foreign domiciled securities may involve risk of capital loss from unfavorable fluctuation in currency values, withholding taxes, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Investments in emerging or developing markets may be more volatile and less liquid than investing in developed markets and may involve exposure to economic structures that are generally less diverse and mature and to political systems which have less stability than those of more developed countries.

The MSCI indices are trademarks of MSCI Inc. The Standard & Poor’s indices are registered trademarks of Standard & Poor’s Financial Services LLC. The Barclays US Treasury Index is a trademark of Barclays, Inc. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell 2000®, are trademarks of Russell Investment Group. CITIGROUP is a registered trademark and service mark of Citigroup Inc. or its affiliates and is used and registered throughout the world. Citigroup is owned and maintained by Citigroup Index LLC © Citigroup Index. S&P MIDCAP 400 are registered trademarks of Standard & Poor’s Financial Services LLC. FTSE is a trade mark of the London Stock Exchange Group companies and is used by FTSE International Limited FTSE under license. The S&P 500 Index is a product of S&P Dow Jones Indices LLC (SPDJI), and has been licensed for use by SSgA. Standard & Poor and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by SSgA. SSgA’s Product(s) is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

Fixed income asset class and country reporting based on Barclays indices which are trademarks of Barclays Inc. and have been licensed for use by State Street. Barclays or its affiliates (“Barclays”) shall not be liable for any inaccuracies or errors with respect to any data or Index referenced herein, nor does Barclays sponsor, endorse or promote the Strategy.

Dow Jones and DJ are trademarks of Dow Jones Trademark Holdings LLC; UBS is a registered trademark of UBS AG.

Market data, prices, and estimates for characteristics calculations provided by Barclays POINT®.

Risk associated with equity investing include stock values which may fluctuate in response to the activities of individual companies and general market and economic conditions.

Bonds generally present less short-term risk and volatility than stocks, but contain interest rate risk (as interest rates rise bond prices usually fall); issuer default risk; issuer credit risk; liquidity risk; and inflation risk. These effects are usually pronounced for longer-term securities. Any fixed income security sold or redeemed prior to maturity may be subject to a substantial gain or loss.

Investing in high yield fixed income securities, otherwise known as junk bonds is considered speculative and involves greater risk of loss of principal and interest than investing in investment grade fixed income securities. These Lower-quality debt securities involve greater risk of default or price changes due to potential changes in the credit quality of the issuer.

This material is solely for the private use of Jefferson National clients and is not intended for public dissemination. The views expressed in this material are the views of SSGA’s ISG Team through the period ended December 31, 2015 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

All the index performance results referred to are provided exclusively for comparison purposes only. It should not be assumed that they represent the performance of any particular investment.

All material has been obtained from sources believed to be reliable. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

Investments in mid/small-sized companies may involve greater risks than in those of larger, better known companies.

Government bonds and corporate bonds generally have more moderate short-term price fluctuations than stocks, but provide lower potential long-term returns.

Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the value of the security may not rise as much as companies with smaller market capitalizations.

Investing involves risk including the risk of loss of principal.

Sectors shown are as of the date indicated and are subject to change. This information should not be considered a recommendation to invest in a particular sector or to buy or sell any security shown. It is not known whether the sectors or securities shown will be profitable in the future.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900

Web: www.ssga.co

(C) 2016 State Street Corporation - All Rights Reserved

SA-1887

Exp. Date: 1/31/17

JNF SSgA Sector Rotation Portfolio

PORTFOLIO REVIEW (Unaudited)

December 31, 2015

The Portfolio’s performance figures* for the periods ended December 31, 2015, as compared to its benchmarks:

				Since
	One Year	Three Year	Five Year	Inception**
JNF SSgA Sector Rotation Portfolio	(1.05)%	13.34%	11.43%	4.91%
S&P 500 Index ***	(0.73)%	12.74%	10.20%	3.74%

Comparison of the Change in Value of a $10,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemptions of Portfolio shares as well as other charges and expenses of the insurance contract, or separate account. Returns greater than one year are annualized. The Portfolio’s gross average expense ratio, per its most recent prospectus is 1.20%.

**	Inception date is May 1, 2007.

***	The S&P 500 Index is an unmanaged market capitalization-weighted index which is comprised of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

Portfolio Composition as of December 31, 2015
Holdings by Type	% of Net Assets
Exchange Traded Funds - Equity	80.3%
Short-Term Investments	19.8%
Other Assets Less Liabilities - Net	(0.1)%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Portfolio’s holdings.

JNF SSgA Sector Rotation Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2015

Shares		Value
	EXCHANGE TRADED FUNDS - 80.3%
	EQUITY FUNDS - 80.3%
213,486	SPDR Consumer Discretionary Select Sector Fund	$16,683,931
30,967	SPDR Consumer Staples Select Sector Fund	1,563,524
17,149	SPDR Energy Select Sector Fund	1,038,372
107,744	SPDR Financial Select Sector Fund	2,562,152
248,674	SPDR Health Care Select Sector Fund	17,916,961
30,148	SPDR Industrial Select Sector Fund	1,598,145
9,449	SPDR Materials Select Sector Fund	410,276
549,947	SPDR Technology Select Sector Fund	23,554,230
11,921	SPDR Utilities Select Sector Fund	515,941
	TOTAL EXCHANGE TRADED FUNDS (Cost - $64,879,311)	65,843,532

	SHORT-TERM INVESTMENTS - 19.8%
	MONEY MARKET FUND - 19.8%
16,203,765	Federated Prime Obligations Fund, to yield 0.24% (Cost - $16,203,765) *	16,203,765

	TOTAL INVESTMENTS - 100.1% (Cost - $81,083,076) (a)	$82,047,297
	OTHER ASSETS LESS LIABILITIES - NET - (0.1) %	(99,460)
	NET ASSETS - 100.0%	$81,947,837

*	Variable rate security, the money market rate shown represents the rate at December 31, 2015.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $81,426,603 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$1,575,382
Unrealized depreciation:	(954,688)
Net unrealized appreciation:	$620,694

See accompanying notes to these financial statements.

Dear Shareholders:

We are pleased to present you with the Jefferson National “JNF” Tactical Allocation Portfolio (the “Portfolio”) Annual report for 2015.

The Portfolio returns were negative on an absolute basis and relative basis, -3.94% for the Portfolio versus custom blended benchmark returns of -1.30% ****.

From an asset allocation perspective, the single largest detractor to performance was the decision to overweight long US government bonds, as investment grade bonds with shorter maturities general outperformed similar longer dated bonds. Likewise, an overweight to high yield fixed income hurt performance. On the equity side, non-U.S. holdings seeking to hedge currency risk provided mixed results – with hedged European positions underperforming unhedged over the shared holding period. Lastly, tracking error incurred by the exchange traded funds held in the Portfolio weighed on results. These effects were most pronounced in the high yield ETF held in the Portfolio, which at times traded at a significant discount relative to its given index.

The largest contributor to performance from an asset allocation perspective was our underweight holding of emerging market equities. Emerging markets were at the epicenter of market volatility for much of the year and faced a number of macro headwinds, most notably Fed tightening and the potential for continued strength of the U.S. dollar. The Portfolio also benefitted from well-timed allocations to U.S. and non U.S. REITs, and from underweight positions in non-US fixed income. Lastly, the volatility defense strategy was not a major contributor or detractor for the year.

****70% MSCI ACWI IMI Index and 30% Barclays US AGG

The Market and Economy

2015 began with a flurry of divergent Central Bank policy moves in response to an uneven global growth outlook, rapidly declining global inflation and a major anticipated expansion of quantitative easing by the European Central Bank (ECB). The Swiss National Bank delivered an early surprise for global markets on January 15th by removing the peg between the Swiss Franc and the Euro in place since 2011. This unexpected tightening action sent the Swiss Franc up better than 20% against the Euro and the Swiss equity market down by 15% immediately following the move. The Bank of Canada (BoC) provided further shock therapy on January 21st by unexpectedly cutting overnight rates by 0.25% to 0.75%. Canadian stocks and bonds rallied, but the Canadian dollar traded down 2.5% on the news. One day later, the ECB announced a larger than expected Quantitative Easing (QE) program scheduled to continue through September 2016. The commitment to continue buying bonds is open ended thereafter until it has achieved, as ECB President Mario Draghi said, “A sustained adjustment in the path of inflation which is consistent with our aim of achieving inflation rates below, but close to, 2% over the medium term.” After the Royal Bank of Australia cut rates on February 3rd, the remainder of the quarter was moderately quiet in regards to actual central bank activity – communications from the Federal Reserve (Fed) and its members notwithstanding.

Kicking off the second quarter of 2015, April provided a bumpy ride for investors exposed to a number of recent popular trends in the market. After rising for nine consecutive months on anticipated policy divergence, the U.S. dollar declined nearly 4% for the month reflecting in part a softening in U.S. data and a later expected start to possible Fed rate hikes. Oil prices rose sharply in April with West Texas crude up 25.3% and Brent crude up 21.2%, the largest upward monthly move for Brent since 2009. In Europe, German 10 year bond yields capped a long stretch of continuous declines to as low as 5 basis points on April 19th before pacing a global bond sell off to end the month at 37 basis points. Later in the quarter markets were unsettled by a steady stream of worrying headlines and, in particular, news around the increasingly acrimonious bailout negotiations between Greece and the Troika (European Commission, European Central Bank and International Monetary Fund). Setting up what many saw as high stakes, though ultimately resolvable set of moves, the Greek government on June 5th elected to miss a scheduled payment to the IMF, choosing to instead bundle the payment with two others for a total of €1.5 billion payable on June 30th. Not surprisingly, equity markets on June 29th reacted negatively to the uncertainty created, though contagion in debt markets was relatively contained with very modest widening in sovereign debt spreads in Spain and Italy. Also contributing to the market jitters, China’s central bank announced a surprise reduction in interest rates on June 27th. This move was widely viewed as a response to a precipitous fall in China’s roaring stock market. After rising 153% on a rolling one year basis through June 12, the Shanghai Stock Exchange Composite Index had declined 19% through June 26th.

With clouds of uncertainty surrounding the possibility of a Greek exit from the Eurozone and a sudden free fall in China’s stock market, global markets entered the third quarter of 2015 nervously. By the end of the quarter, the Greek drama had been largely resolved with Greece agreeing to a new more austere bailout agreement with creditors in July, while continued volatility in China’s equity markets and growing concerns surrounding emerging market growth prospects more generally led to a broad selloff of global equities in August and September. That a slowdown in emerging markets should be cause for increasing market jitters is attributable to the outsize contribution they had made to global growth in recent years. Since 2000, emerging markets had provided the majority of global GDP growth, doubling their share of global output from about 20% to near 40% in 2015. By the end of the quarter, investors in global equity markets experienced the worst three month performance of the last four years as measured by the MSCI World Index. That weakness was mostly attributed to a cascade of worrying headlines emanating from China, where a surprise currency devaluation and plummeting stock market spilled over in dramatic fashion to rattle global financial markets in late August. After trading in a curiously narrow channel for all of 2015, never up or down more than 3.5% from the beginning of the year, the S&P 500 declined six consecutive days for an ultimate correction of 11% through August 25th. On August 24th, the most aggressive day of the selloff, the VIX index of implied volatility hit an intraday high over 53, the highest level since the global financial crisis in March of 2009. The increase in market jitters accelerated a selloff in oil and commodities generally that had been underway since early July, sending the price of WTI crude below $40 on August 24th to the lowest level since 2009 while the broad Bloomberg commodity index declined to new thirteen year lows. The combination of the Chinese devaluation and plunging commodities proved particularly toxic for emerging market currencies, sending the Russian Ruble to its weakest closing price ever against the dollar on August 24th and the Brazilian Real down 6% on the month.

After being battered to close the third quarter of 2015 on a rapidly deteriorating global growth outlook, global equity markets found their footing to open the fourth quarter. The shift in market sentiment was aided by new policy commitments from global central banks to provide additional stimulus to combat the effects of a slowing global economy – a concern that was seemingly validated when the International Monetary Fund (IMF) downgraded their forecast for global growth in early October. With that as a backdrop the most prominent central banking pronouncements hailed from Europe and China. On October 22nd European Central Bank (ECB) President Draghi gave strong indications the ECB would be prepared to introduce additional stimulus measures before the end of 2015 citing the negative effect weak emerging markets growth will have on meeting ECB inflation targets. This was followed a day later by an interest rate cut by the Peoples Bank of China and further policy measures to combat weak investment growth and low inflation. As the quarter progressed, expectations that the Fed would finally be initiating the first increase in the target federal funds rate in over nine years in December steadily grew in interest rate futures markets, rising from an implied probability of 43% on November 1st to 72% on November 30th. Global investors were braced for an explicit realization of the now long running policy divergence thematic with high expectations for new monetary policy easing measures from the European Central Bank (ECB) and equally elevated expectations that December would bring the first rate rise in over nine years from the U.S. Federal Reserve (Fed). On December 3, the ECB cut its deposit rate 10 basis points to -0.3% and announced an extension of its current bond buying program by six months through March 2017. These measures did represent an easing of policy, but the details were far less than what markets expected, sending European shares and the U.S. dollar sharply lower on the day of the policy announcement. On December 16th, the Fed in turn came through with a widely expected 0.25% increase in the Federal Funds rate, consistent with expectations priced in the overnight index swap market on the eve of the decision. Given there was little daylight between expectations and the final outcome, market reaction immediately following the Fed move was comparatively muted compared to the dispirited market reaction to the ECB.

After a sharp selloff in the third quarter of 2015 on global growth fears emanating from emerging markets led by China that took most major bourses negative on the year, global equities rebounded smartly in October, though with little follow through to end the year. For 2015, the MSCI World Index returned - 0.9%*, the weakest year for developed global equities since 2011. Leading the developed market regional indices for the quarter was the MSCI Pacific Index which returned 9.0%* and a positive return for all of 2015 of 3.0%*. U.S. investors in European equities faced a large headwind in the form of the strong U.S. Dollar that saw local returns of 4.9% in 2015 for the MSCI Europe Index reduced to a negative 2.8%* once currency effects were accounted for. As underwhelming as returns in developed markets were for 2015, they were quite stellar compared to the performance on Emerging Markets with the MSCI Emerging Markets Index returning 0.7%* for the fourth quarter and a negative 14.9%* for 2015 as a whole. Investors in U.S. markets have also faced headwinds to earn positive returns in 2015 with YTD returns on the S&P 500 total return index of 1.38%. Contributing to this lackluster outcome for 2015 was a challenging environment for U.S. companies’ ability to earn a profit, evidenced by declining year over year of earnings on the S&P 500 Index for both the second and third quarters and the potential for more of the same in the final quarter of the year.

Results were mixed in the fixed income space. For government bonds, the Barclays U.S. Aggregate Government Treasury – Intermediate index returned 1.18%, while the corresponding long government index was down -1.21%. In U.S. credit markets, the fourth quarter punctuated an unsettlingly steady rise in both investment grade and speculative grade credit spreads throughout 2015. In the speculative U.S. high yield space much of the spread widening was attributable to the impact of sharply lower global oil prices on the energy sector, which represents better than 15% of the Barclays U.S. High Yield Index. Spreads for the U.S. Barclays High Yield Index were up nearly 180 basis points for the year, reaching their highest levels since the spring of 2012 earlier in December. Evidence that credit conditions in the U.S. tightened throughout 2015 for reasons beyond energy prices is supported by the coincident rise in investment grade credits where spreads for the Barclays U.S. Long Credit Index widened from 184 basis points to 231 basis points at the end of the year near to levels not reached since July of 2012. The Barclays U.S. Aggregate index was up 0.55% for the year.

Outcome and Look Ahead

Looking forward to 2016, in contrast to the beginning of 2015, the outlook for global growth is generally more subdued. This saturnine outlook has been importantly influenced by lower expectations for the pace of China’s GDP growth rate. Indeed, the International Monetary Fund (IMF) forecasts Chinese GDP will fall to 6.3% in 2016 following an estimated growth rate of 6.9% for 2015, itself a disappointment relative to expectations at the beginning of the year. The IMF is also forecasting 2016 growth rates for both the U.S. and Global economy to be 0.3% softer than they were at the same point a year ago. Not surprisingly, with the outcome in 2015, forecasts for emerging markets growth outside China are also challenged; Brazil and Russia, the second and fourth largest emerging markets by output, are still forecast to be in recession for 2016.

Sincerely,

JNF Advisors, Inc.

Sources: Bloomberg, FactSet, Morgan Stanley, JPMorgan, RBS, Credit Suisse, Citigroup, SSGA Performance Group, MSCI, as of 12/31/15

The index returns are unmanaged and do not reflect the deduction of any fees or expenses. The index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Past performance is not a guarantee of future results. The performance figures contained herein are provided on a gross of fees basis and do not reflect the deduction of advisory or other fees which could reduce the return. The performance includes the reinvestment of dividends and other corporate earnings and is calculated in US dollars.

Overweight and Underweight are as of the date indicated, are subject to change, and should not be relied upon as current thereafter.

Investing in foreign domiciled securities may involve risk of capital loss from unfavorable fluctuation in currency values, withholding taxes, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Investments in emerging or developing markets may be more volatile and less liquid than investing in developed markets and may involve exposure to economic structures that are generally less diverse and mature and to political systems which have less stability than those of more developed countries.

****70% MSCI ACWI IMI Index and 30% Barclays US Agg

The MSCI indices are trademarks of MSCI Inc. The Standard & Poor’s indices are registered trademarks of Standard & Poor’s Financial Services LLC. The Barclays US Treasury Index is a trademark of Barclays, Inc. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell 2000®, are trademarks of Russell Investment Group. CITIGROUP is a registered trademark and service mark of Citigroup Inc. or its affiliates and is used and registered throughout the world. Citigroup is owned and maintained by Citigroup Index LLC © Citigroup Index. S&P MIDCAP 400 are registered trademarks of Standard & Poor’s Financial Services LLC. FTSE is a trade mark of the London Stock Exchange Group companies and is used by FTSE International Limited FTSE under license. The S&P 500 Index is a product of S&P Dow Jones Indices LLC (SPDJI), and has been licensed for use by SSgA. SSGA’s product(s) is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

Fixed income asset class and country reporting based on Barclays indices which are trademarks of Barclays Inc. and have been licensed for use by State Street. Barclays or its affiliates (“Barclays”) shall not be liable for any inaccuracies or errors with respect to any data or Index referenced herein, nor does Barclays sponsor, endorse or promote the Strategy.

Dow Jones and DJ are trademarks of Dow Jones Trademark Holdings LLC; UBS is a registered trademark of UBS AG.

Market data, prices, and estimates for characteristics calculations provided by Barclays POINT®.

Risk associated with equity investing include stock values which may fluctuate in response to the activities of individual companies and general market and economic conditions.

There are risks associated with investing in Real Assets and the Real Assets sector, including real estate, precious metals and natural resources. Investments can be significantly affected by events relating to these industries.

Investing in REITs involves certain distinct risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. REITs are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs, especially mortgage REITs, are also subject to interest rate risk (i.e., as interest rates rise, the value of the REIT may decline).

ETFs trade like stocks, are subject to investment risk, fluctuate in market value and may trade at prices above or below the ETFs net asset value. Brokerage commissions and ETF expenses will reduce returns.

Bonds generally present less short-term risk and volatility than stocks, but contain interest rate risk (as interest rates rise bond prices usually fall); issuer default risk; issuer credit risk; liquidity risk; and inflation risk. These effects are usually pronounced for longer-term securities. Any fixed income security sold or redeemed prior to maturity may be subject to a substantial gain or loss.

Investing in high yield fixed income securities, otherwise known as junk bonds is considered speculative and involves greater risk of loss of principal and interest than investing in investment grade fixed income securities. These Lower-quality debt securities involve greater risk of default or price changes due to potential changes in the credit quality of the issuer.

Asset Allocation is a method of diversification which positions assets among major investment categories. Asset Allocation may be used in an effort to manage risk and enhance returns. It does not, however, guarantee a profit or protect against loss.

This material is solely for the private use of Jefferson National clients and is not intended for public dissemination. The views expressed in this material are the views of SSGA’s ISG Team through the period ended December 31, 2015 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

All the index performance results referred to are provided exclusively for comparison purposes only. It should not be assumed that they represent the performance of any particular investment.

All material has been obtained from sources believed to be reliable. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

Investments in mid/small-sized companies may involve greater risks than in those of larger, better known companies.

Government bonds and corporate bonds generally have more moderate short-term price fluctuations than stocks, but provide lower potential long-term returns.

Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the value of the security may not rise as much as companies with smaller market capitalizations.

Investing involves risk including the risk of loss of principal.

Sectors shown are as of the date indicated and are subject to change. This information should not be considered a recommendation to invest in a particular sector or to buy or sell any security shown. It is not known whether the sectors or securities shown will be profitable in the future.

Diversification does not ensure a profit or guarantee against loss.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900

Web: www.ssga.com

(C) 2016 State Street Corporation - All Rights Reserved

SA-1887

Exp. Date: 1/31/17

JNF SSgA Tactical Allocation Portfolio

PORTFOLIO REVIEW (Unaudited)

December 31, 2015

The Portfolio’s performance figures* for the periods ended December 31, 2015, as compared to its benchmarks:

				Since
	One Year	Three Year	Five Year	Inception**
JNF SSgA Tactical Allocation Portfolio	(3.94)%	7.16%	7.61%	4.69%
Barclay’s Capital US Aggregate Bond Index ***	0.55%	1.44%	3.25%	4.47%
MSCI All Country World Index ***	(2.37)%	7.69%	6.09%	2.43%
Blended Benchmark Index ***	(1.30)%	5.91%	5.43%	3.39%

Comparison of the Change in Value of a $10,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemptions of Fund shares as well as other charges and expenses of the insurance contract, or separate account. Returns greater than one year are annualized. The Portfolio’s gross average expense ratio, per its most recent prospectus is 1.37%.

**	Inception date is May 1, 2007.

***	The Blended Benchmark Index represents a blend of 70% MSCI All Country World Index and 30% Barclay’s Capital US Aggregate Bond Index. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Barclay’s Capital US Aggregate Index is a widely accepted, unmanaged index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities, and asset-backed securities. Investors cannot invest directly in an index.

Portfolio Composition as of December 31, 2015
Holdings by Type	% of Net Assets
Exchange Traded Funds - Equity	56.6%
Exchange Traded Funds - Debt	29.5%
Short-Term Investments	14.3%
Other Assets Less Liabilities - Net	(0.4)%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Portfolio’s holdings.

JNF SSgA Tactical Allocation Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2015

Shares		Value
	EXCHANGE TRADED FUNDS - 86.1%
	DEBT FUNDS - 29.5%
16,611	SPDR Barclays Aggregate Bond ETF	$947,658
51,643	SPDR Barclays High Yield Bond ETF	1,751,214
20,644	SPDR Barclays Intermediate Term Corporate Bond ETF	690,129
1,124	SPDR Barclays Long Term Corporate Bond ETF	42,240
9,904	SPDR Barclays Long Term Treasury ETF	692,091
16,687	SPDR Barclays TIPS ETF	911,611
		5,034,943
	EQUITY FUNDS - 56.6%
4,381	SPDR Consumer Discretionary Select Sector Fund	342,375
11,976	SPDR Dow Jones International Real Estate ETF	468,501
8,853	SPDR Dow Jones REIT ETF	811,201
4,960	SPDR Health Care Select Sector Fund	357,368
6,697	SPDR S&P 500 ETF Trust	1,365,451
15,879	SPDR S&P International Small Cap ETF	448,264
92,733	SPDR S&P World ex-US ETF	2,387,875
8,069	SPDR Technology Select Sector Fund	345,595
31,424	WisdomTree Europe Hedged Equity Fund	1,690,926
28,747	WisdomTree Japan Hedged Equity Fund	1,439,650
		9,657,206

	TOTAL EXCHANGE TRADED FUNDS (Cost - $15,626,522)	14,692,149

	SHORT-TERM INVESTMENTS - 14.3%
	MONEY MAKRET FUND - 14.3%
2,441,907	Federated Prime Obligations Fund, to yield 0.24% (Cost - $2,441,907) *	2,441,907

	TOTAL INVESTMENTS - 100.4% (Cost - $18,068,429) (a)	$17,134,056
	OTHER ASSETS LESS LIABILITIES - NET - (0.4) %	(62,270)
	NET ASSETS - 100.0%	$17,071,786

*	Variable rate security, the money market rate shown represents the rate at December 31, 2015.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $18,159,068 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$32,997
Unrealized depreciation:	(1,058,009)
Net unrealized depreciation:	$(1,025,012)

See accompanying notes to these financial statements.

Dear Shareholders:

We are pleased to present you with the Jefferson National “JNF” Retirement Income Portfolio (the “Portfolio”) Annual Report for 2015.

The JNF Retirement Income Portfolio delivered absolute returns of -5.01% for the year, underperforming its composite benchmark****. The Portfolio was negatively impacted by both asset allocation decisions and by the performance of the underlying fund holdings versus their respective benchmarks.

From an asset allocation perspective, the single largest detractor to performance was the decision to overweight equity assets relative to fixed income and cash. Likewise, an overweight position in long government and corporate bonds also hurt, as investment grade bonds with shorter maturities general outperformed similar longer dated bonds. Tracking error on the ETFs also weighed on results. These effects were most pronounced in the high yield assets held in the Portfolio, which at times traded at a significant discount relative to its given index. Finally, attempts to curtail Portfolio volatility provided a modest constraint on overall returns.

On the positive side, the largest contributor to performance from an asset allocation perspective was our underweight holding of emerging market equities. Emerging markets were at the epicenter of market volatility for much of the year and faced a number of macro headwinds, most notably Fed tightening and the potential for continued strength of the U.S. dollar. Decisions around the U.S. dollar also lifted returns within our developed market equity holdings, where an underweight to core dividend focused assets in favor of similar hedged assets helped contribute to overall gains. Lastly, the Portfolio benefitted from well-timed allocations across U.S. equity sectors.

In the Portfolio we have a modest bias to defensive versus growth oriented assets. Within equities we favor non-U.S. developed markets over their U.S. counterparts on relative policy support, favorable sentiment surrounding earnings and more attractive valuations. We continue to underweight emerging market equities on the slowdown in relative growth rates of emerging market economies compared to developed markets and an unfavorable currency outlook. In fixed income we anticipate the government yield curve in the U.S. to flatten as the Fed cautiously continues to tighten monetary policy. With long run growth and inflation prospects muted, we also expect the long end of the curve to stay well anchored. Still, recognizing the generally low level of rates overall and potential risks of interest rate volatility, we have built a significant overweight in cash to help insulate the Portfolio from any unfavorable moves across the curve.

Lastly, given the mostly supportive policy backdrop as well as near record low default rates in high yield bonds, we maintain a cautiously optimistic outlook on credit. Nonetheless, the steady rise in both investment grade and high yield credit spreads does offer some cause for concern.

The Market and Economy

2015 began with a flurry of divergent Central Bank policy moves in response to an uneven global growth outlook, rapidly declining global inflation and a major anticipated expansion of quantitative easing by the European Central Bank (ECB). The Swiss National Bank delivered an early surprise for global markets on January 15th by removing the peg between the Swiss Franc and the Euro in place since 2011. This unexpected tightening action sent the Swiss Franc up better than 20% against the Euro and the Swiss equity market down by 15% immediately following the move. The Bank of Canada (BoC) provided further shock therapy on January 21st by unexpectedly cutting overnight rates by 0.25% to 0.75%. Canadian stocks and bonds rallied, but the Canadian dollar traded down 2.5% on the news. One day later, the ECB announced a larger than expected Quantitative Easing (QE) program scheduled to continue through September 2016. The commitment to continue buying bonds is open ended thereafter until it has achieved, as ECB President Mario Draghi said, “A sustained adjustment in the path of inflation which is consistent with our aim of achieving inflation rates below, but close to, 2% over the medium term.” After the Royal Bank of Australia cut rates on February 3rd, the remainder of the quarter was moderately quiet in regards to actual central bank activity – communications from the Federal Reserve (Fed) and its members notwithstanding.

Kicking off the second quarter of 2015, April provided a bumpy ride for investors exposed to a number of recent popular trends in the market. After rising for nine consecutive months on anticipated policy divergence, the U.S. dollar declined nearly 4% for the month reflecting in part a softening in U.S. data and a later expected start to possible Fed rate hikes. Oil prices rose sharply in April with West Texas crude up 25.3% and Brent crude up 21.2%, the largest upward monthly move for Brent since 2009. In Europe, German 10 year bond yields capped a long stretch of continuous declines to as low as 5 basis points on April 19th before pacing a global bond sell off to end the month at 37 basis points. Later in the quarter markets were unsettled by a steady stream of worrying headlines and, in particular, news around the increasingly acrimonious bailout negotiations between Greece and the Troika (European Commission, European Central Bank and International Monetary Fund). Setting up what many saw as high stakes, though ultimately resolvable set of moves, the Greek government on June 5th elected to miss a scheduled payment to the IMF, choosing to instead bundle the payment with two others for a total of €1.5 billion payable on June 30th. Not surprisingly, equity markets on June 29th reacted negatively to the uncertainty created, though contagion in debt markets was relatively contained with very modest widening in sovereign debt spreads in Spain and Italy. Also contributing to the market jitters, China’s central bank announced a surprise reduction in interest rates on June 27th. This move was widely viewed as a response to a precipitous fall in China’s roaring stock market. After rising 153% on a rolling one year basis through June 12, the Shanghai Stock Exchange Composite Index had declined 19% through June 26th.

With clouds of uncertainty surrounding the possibility of a Greek exit from the Eurozone and a sudden free fall in China’s stock market, global markets entered the third quarter of 2015 nervously. By the end of the quarter, the Greek drama had been largely resolved with Greece agreeing to a new more austere bailout agreement with creditors in July, while continued volatility in China’s equity markets and growing concerns surrounding emerging market growth prospects more generally led to a broad selloff of global equities in August and September. That a slowdown in emerging markets should be cause for increasing market jitters is attributable to the outsize contribution they had made to global growth in recent years. Since 2000, emerging markets had provided the majority of global GDP growth, doubling their share of global output from about 20% to near 40% in 2015. By the end of the quarter, investors in global equity markets experienced the worst three month performance of the last four years as measured by the MSCI World Index. That weakness was mostly attributed to a cascade of worrying headlines emanating from China, where a surprise currency devaluation and plummeting stock market spilled over in dramatic fashion to rattle global financial markets in late August. After trading in a curiously narrow channel for all of 2015, never up or down more than 3.5% from the beginning of the year, the S&P 500 declined six consecutive days for an ultimate correction of 11% through August 25th. On August 24th, the most aggressive day of the selloff, the VIX index of implied volatility hit an intraday high over 53, the highest level since the global financial crisis in March of 2009. The increase in market jitters accelerated a selloff in oil and commodities generally that had been underway since early July, sending the price of WTI crude below $40 on August 24th to the lowest level since 2009 while the broad Bloomberg commodity index declined to new thirteen year lows. The combination of the Chinese devaluation and plunging commodities proved particularly toxic for emerging market currencies, sending the Russian Ruble to its weakest closing price ever against the dollar on August 24th and the Brazilian Real down 6% on the month.

After being battered to close the third quarter of 2015 on a rapidly deteriorating global growth outlook, global equity markets found their footing to open the fourth quarter. The shift in market sentiment was aided by new policy commitments from global central banks to provide additional stimulus to combat the effects of a slowing global economy – a concern that was seemingly validated when the International Monetary Fund (IMF) downgraded their forecast for global growth in early October. With that as a backdrop the most prominent central banking pronouncements hailed from Europe and China. On October 22nd European Central Bank (ECB) President Draghi gave strong indications the ECB would be prepared to introduce additional stimulus measures before the end of 2015 citing the negative effect weak emerging markets growth will have on meeting ECB inflation targets. This was followed a day later by an interest rate cut by the Peoples Bank of China and further policy measures to combat weak investment growth and low inflation. As the quarter progressed, expectations that the Fed would finally be initiating the first increase in the target federal funds rate in over nine years in December steadily grew in interest rate futures markets, rising from an implied probability of 43% on November 1st to 72% on November 30th. Global investors were braced for an explicit realization of the now long running policy divergence thematic with high expectations for new monetary policy easing measures from the European Central Bank (ECB) and equally elevated expectations that December would bring the first rate rise in over nine years from the U.S. Federal Reserve (Fed). On December 3, the ECB cut its deposit rate 10 basis points to -0.3% and announced an extension of its current bond buying program by six months through March 2017. These measures did represent an easing of policy, but the details were far less than what markets expected, sending European shares and the U.S. dollar sharply lower on the day of the policy announcement. On December 16th, the Fed in turn came through with a widely expected 0.25% increase in the Federal Funds rate, consistent with expectations priced in the overnight index swap market on the eve of the decision. Given there was little daylight between expectations and the final outcome, market reaction immediately following the Fed move was comparatively muted compared to the dispirited market reaction to the ECB.

After a sharp selloff in the third quarter of 2015 on global growth fears emanating from emerging markets led by China that took most major bourses negative on the year, global equities rebounded smartly in October, though with little follow through to end the year. For 2015, the MSCI World Index returned - 0.9%*, the weakest year for developed global equities since 2011. Leading the developed market regional indices for the quarter was the MSCI Pacific Index which returned 9.0%* and a positive return for all of 2015 of 3.0%*. U.S. investors in European equities faced a large headwind in the form of the strong U.S. Dollar that saw local returns of 4.9% in 2015 for the MSCI Europe Index reduced to a negative 2.8%* once currency effects were accounted for. As underwhelming as returns in developed markets were for 2015, they were quite stellar compared to the performance of Emerging Markets with the MSCI Emerging Markets Index returning 0.7%* for the fourth quarter and a negative 14.9%* for 2015 as a whole. Investors in U.S. markets have also faced headwinds to earn positive returns in 2015 with YTD returns on the S&P 500 total return index of 1.38%. Contributing to this lackluster outcome for 2015 was a challenging environment for U.S. companies’ ability to earn a profit, evidenced by declining year over year of earnings on the S&P 500 Index for both the second and third quarters and the potential for more of the same in the final quarter of the year.

Results were mixed in the fixed income space. For government bonds, the Barclays U.S. Aggregate Government Treasury – Intermediate index returned 1.18%, while the corresponding long government index was down -1.21%. In U.S. credit markets, the fourth quarter punctuated an unsettlingly steady rise in both investment grade and speculative grade credit spreads throughout 2015. In the speculative U.S. high yield space much of the spread widening was attributable to the impact of sharply lower global oil prices on the energy sector, which represents better than 15% of the Barclays U.S. High Yield Index. Spreads for the U.S. Barclays High Yield Index were up nearly 180 basis points for the year, reaching their highest levels since the spring of 2012 earlier in December. Evidence that credit conditions in the U.S. tightened throughout 2015 for reasons beyond energy prices is supported by the coincident rise in investment grade credits where spreads for the Barclays U.S. Long Credit Index widened from 184 basis points to 231 basis points at the end of the year near to levels not reached since July of 2012. The Barclays U.S. Aggregate index was up 0.55% for the year.

Outcome and Look Ahead

Looking forward to 2016, in contrast to the beginning of 2015, the outlook for global growth is generally more subdued. This saturnine outlook has been importantly influenced by lower expectations for the pace of China’s GDP growth rate. Indeed, the International Monetary Fund (IMF) forecasts Chinese GDP will fall to 6.3% in 2016 following an estimated growth rate of 6.9% for 2015, itself a disappointment relative to expectations at the beginning of the year. The IMF is also forecasting 2016 growth rates for both the U.S. and Global economy to be 0.3% softer than they were at the same point a year ago. Not surprisingly, with the outcome in 2015, forecasts for emerging markets growth outside China are also challenged; Brazil and Russia, the second and fourth largest emerging markets by output, are still forecast to be in recession for 2016.

Sincerely,

JNF Advisors, Inc.

*All in U.S. Dollars

Sources: Bloomberg, FactSet, Morgan Stanley, JPMorgan, RBS, Credit Suisse, Citigroup, SSGA Performance Group, MSCI, as of 12/31/15

The index returns are unmanaged and do not reflect the deduction of any fees or expenses. The index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Past performance is not a guarantee of future results. The performance figures contained herein are provided on a gross of fees basis and do not reflect the deduction of advisory or other fees which could reduce the return. The performance includes the reinvestment of dividends and other corporate earnings and is calculated in US dollars.

Performance returns for periods of less than one year are not annualized.

Overweight and Underweight are as of the date indicated, are subject to change, and should not be relied upon as current thereafter.

Investing in foreign domiciled securities may involve risk of capital loss from unfavorable fluctuation in currency values, withholding taxes, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Investments in emerging or developing markets may be more volatile and less liquid than investing in developed markets and may involve exposure to economic structures that are generally less diverse and mature and to political systems which have less stability than those of more developed countries.

****SPDR S&P Dividend ETF 15%, SPDR S&P International Dividend ETF 10%, SPDR Dow Jones US Select REIT ETF10%, SPDR Barclays Long Term Treasury ETF 10%, SPDR Barclays Long Term Corporate Bond ETF 10%, SPDR STOXX Europe 50 ETF 5%, SPDR S&P Emerging Markets Dividend ETF 5% , SPDR Barclays Convertible Securities ETF 5%, SPDR Wells Fargo Preferred Stock ETF 5%, SPDR Barclays Intermediate Term Corporate Bond ETF 5%, SPDR Barclays Intermediate Term Treasury ETF 5%, SPDR Barclays TIPS ETF 5%, SPDR Barclays Emerging Markings Local Bond ETF 5%, SPDR Barclays High Yield Bond ETF 5%

The MSCI indices are trademarks of MSCI Inc. The Standard & Poor’s indices are registered trademarks of Standard & Poor’s Financial Services LLC. The Barclays US Treasury Index is a trademark of Barclays, Inc. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell 2000®, are trademarks of Russell Investment Group. CITIGROUP is a registered trademark and service mark of Citigroup Inc. or its affiliates and is used and registered throughout the world. Citigroup is owned and maintained by Citigroup Index LLC © Citigroup Index. S&P MIDCAP 400 are registered trademarks of Standard & Poor’s Financial Services LLC. FTSE is a trade mark of the London Stock Exchange Group companies and is used by FTSE International Limited FTSE under license.

Dow Jones and DJ are trademarks of Dow Jones Trademark Holdings LLC; UBS is a registered trademark of UBS AG.

Fixed income asset class and country reporting based on Barclays indices which are trademarks of Barclays Inc. and have been licensed for use by State Street. Barclays or its affiliates (“Barclays”) shall not be liable for any inaccuracies or errors with respect to any data or Index referenced herein, nor does Barclays sponsor, endorse or promote the Strategy.

Market data, prices, and estimates for characteristics calculations provided by Barclays POINT®.

Risk associated with equity investing include stock values which may fluctuate in response to the activities of individual companies and general market and economic conditions.

There are risks associated with investing in Real Assets and the Real Assets sector, including real estate, precious metals and natural resources. Investments can be significantly affected by events relating to these industries.

ETFs trade like stocks, are subject to investment risk, fluctuate in market value and may trade at prices above or below the ETFs net asset value. Brokerage commissions and ETF expenses will reduce returns.

Bonds generally present less short-term risk and volatility than stocks, but contain interest rate risk (as interest rates rise bond prices usually fall); issuer default risk; issuer credit risk; liquidity risk; and inflation risk. These effects are usually pronounced for longer-term securities. Any fixed income security sold or redeemed prior to maturity may be subject to a substantial gain or loss.

Investing in high yield fixed income securities, otherwise known as junk bonds is considered speculative and involves greater risk of loss of principal and interest than investing in investment grade fixed income securities. These Lower-quality debt securities involve greater risk of default or price changes due to potential changes in the credit quality of the issuer.

Asset Allocation is a method of diversification which positions assets among major investment categories. Asset Allocation may be used in an effort to manage risk and enhance returns. It does not, however, guarantee a profit or protect against loss.

This material is solely for the private use of Jefferson National clients and is not intended for public dissemination. The views expressed in this material are the views of SSGA’s ISG Team through the period ended December 31, 2015 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

All the index performance results referred to are provided exclusively for comparison purposes only. It should not be assumed that they represent the performance of any particular investment.

All material has been obtained from sources believed to be reliable. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

Investments in mid/small-sized companies may involve greater risks than in those of larger, better known companies.

Government bonds and corporate bonds generally have more moderate short-term price fluctuations than stocks, but provide lower potential long-term returns.

Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the value of the security may not rise as much as companies with smaller market capitalizations.

Investing involves risk including the risk of loss of principal.

Standard & Poor’s, S&P and SPDR are registered trademarks of Standard & Poor’s Financial Services LLC (S&P); Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones); and these trademarks have been licensed for use by S&P Dow Jones Indices LLC (SPDJI) and sublicensed for certain purposes by State Street Corporation. State Street Corporation’s financial products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates and third party licensors and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability in relation thereto, including for any errors, omissions, or interruptions of any index.

Issuers of convertible securities tend to be subordinate to other debt securities issues by the same issuer, may not be as financially strong as those issuing securities with higher credit ratings, and may be more vulnerable to changes in the economy. Other risks associated with convertible bond investments include: Call risk which is the risk that bond issuers may repay securities with higher coupon or interest rates before the security’s maturity date; liquidity risk which is the risk that certain types of investments may not be possible to sell the investment at any particular time or at an acceptable price; and investments in derivatives, which can be more sensitive to sudden fluctuations in interest rates or market prices, potential illiquidity of the markets, as well as potential loss of principal.

Increase in real interest rates can cause the price of inflation-protected debt securities to decrease. Interest payments on inflation-protected debt securities can be unpredictable.

Sectors shown are as of the date indicated and are subject to change. This information should not be considered a recommendation to invest in a particular sector or to buy or sell any security shown. It is not known whether the sectors or securities shown will be profitable in the future.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900

Web: www.ssga.com

(C) 2016 State Street Corporation - All Rights Reserved

SA-1887

Exp. Date: 1/31/17

JNF SSgA Retirement Income Portfolio

PORTFOLIO REVIEW (Unaudited)

December 31, 2015

The Portfolio’s performance figures* for the periods ended December 31, 2015, as compared to its benchmark:

		Since
	One Year	Inception**
JNF SSgA Retirement Income Portfolio	(5.01)%	0.43%
Barclay’s U.S. High Yield Very Liquid Index ***	(5.26)%	(3.35)%

Comparison of the Change in Value of a $10,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemptions of Fund shares as well as other charges and expenses of the insurance contract, or separate account. Returns greater than one year are annualized. The Portfolio’s gross average expense ratio, per its most recent prospectus is 2.36%.

**	Inception date is March 5, 2014.

***	The Barclays U.S. High Yield Very Liquid Index (VLI) is a more liquid version of the U.S. High Yield Index that covers USD-denominated, noninvestment grade, fixed-rate, taxable corporate bonds. Investors cannot invest directly in an index.

Portfolio Composition as of December 31, 2015
Holdings by Type	% of Net Assets
Exchange Traded Funds - Debt	50.1%
Exchange Traded Funds - Equity	39.9%
Exchange Traded Funds - Asset Allocation	4.4%
Short-Term Investments	4.5%
Other Assets Less Liabilities - Net	1.1%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Portfolio’s holdings.

JNF SSgA Retirement Income Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2015

Shares		Value
	EXCHANGE TRADED FUNDS - 94.4%
	ASSET ALLOCATION FUND - 4.4%
1,176	SPDR Barclays Convertible Securities ETF	$50,897

	DEBT FUNDS - 50.1%
3,063	SPDR Barclays High Yield Bond ETF	103,866
650	SPDR Barclays Intermediate Term Corporate Bond ETF	21,730
364	SPDR Barclays Intermediate Term Treasury ETF	21,844
3,544	SPDR Barclays Long Term Corporate Bond ETF	133,184
2,373	SPDR Barclays Long Term Treasury ETF	165,825
1,122	SPDR Barclays TIPS ETF	61,295
1,385	SPDR Wells Fargo Preferred Stock ETF	61,909
		569,653
	EQUITY FUNDS - 39.9%
294	SPDR Consumer Discretionary Select Sector Fund	22,976
1,182	SPDR Dow Jones REIT ETF	108,307
327	SPDR Health Care Select Sector Fund	23,560
428	SPDR S&P Dividend ETF	31,488
2,169	SPDR S&P International Dividend ETF	72,358
1,312	SPDR STOXX Europe 50 ETF	41,774
538	SPDR Technology Select Sector Fund	23,043
1,403	WisdomTree Europe Hedged Equity Fund	75,495
1,089	WisdomTree Japan Hedged Equity Fund	54,537
		453,538

	TOTAL EXCHANGE TRADED FUNDS (Cost - $1,144,998)	1,074,088

	SHORT-TERM INVESTMENTS - 4.5%
	MONEY MARKET FUND - 4.5%
50,910	Federated Prime Obligations Fund, to yield 0.24% (Cost - $50,910) *	50,910

	TOTAL INVESTMENTS - 98.9% (Cost - $1,195,908) (a)	$1,124,998
	OTHER ASSETS LESS LIABILITIES - NET - 1.1%	12,049
	NET ASSETS - 100.0%	$1,137,047

*	Variable rate security, the money market rate shown represents the rate at December 31, 2015.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $1,220,232 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$11,002
Unrealized depreciation:	(106,236)
Net unrealized depreciation:	$(95,234)

See accompanying notes to these financial statements.

JNF Portfolios

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	JNF SSgA Sector	JNF SSgA Tactical	JNF SSgA Retirement
	Rotation Portfolio	Allocation Portfolio	Income Portfolio

ASSETS
Investments, at cost	$81,083,076	$18,068,429	$1,195,908
Investments in securities, at value	$82,047,297	$17,134,056	$1,124,998
Due from Advisor	—	—	6,454
Receivable for securities sold	60,930	—	—
Dividends and interest receivable	—	24,389	4,104
Prepaid expenses and other assets	1,709	250	20,817
TOTAL ASSETS	82,109,936	17,158,695	1,156,373

LIABILITIES
Payable for portfolio shares redeemed	49,012	35,843	403
Investment advisory fees payable	45,964	7,742	—
Distribution (12b-1) fees payable	17,684	3,679	256
Payable to related parties	21,168	15,106	5,733
Trustee fees payable	1,604	3,914	—
Accrued expenses and other liabilities	26,667	20,625	12,934
TOTAL LIABILITIES	162,099	86,909	19,326

NET ASSETS	$81,947,837	$17,071,786	$1,137,047

Net Assets Consist Of:
Paid in capital ($0 par value, unlimited shares authorized)	$81,223,676	$18,280,479	$1,288,766
Accumulated undistributed net investment income (loss)	215,426	—	70,128
Accumulated net realized loss on investments	(455,486)	(274,320)	(150,937)
Net unrealized appreciation (depreciation) on investments	964,221	(934,373)	(70,910)
NET ASSETS	$81,947,837	$17,071,786	$1,137,047

Shares of Beneficial Interest Outstanding	3,020,834	1,076,613	133,930
Net Asset Value (Net Assets/Shares of Beneficial Interest)/Offering & Redemption Price per share	$27.13	$15.86	$8.49

See accompanying notes to these financial statements.

JNF Portfolios

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2015

	JNF SSgA Sector	JNF SSgA Tactical	JNF SSgA Retirement
	Rotation Portfolio	Allocation Portfolio	Income Portfolio

INVESTMENT INCOME:
Dividends	$1,319,286	$516,350	$115,810
Interest	7,014	1,255	98
TOTAL INVESTMENT INCOME	1,326,300	517,605	115,908

EXPENSES:
Investment advisory fees	584,081	125,163	22,954
Distribution (12b-1) fees	224,647	48,140	11,477
Administration service fees	143,236	41,696	12,130
Compliance officer fees	49,470	11,547	3,936
Legal Fees	31,820	37,460	20,615
Audit Fees	26,604	12,994	10,464
Printing and postage expense	21,807	10,595	9,434
Trustees’ fees and expenses	14,937	17,294	11,661
Custodian fees	9,108	8,342	7,483
Insurance expenses	2,992	650	17
Other expenses	1,842	1,181	1,111
TOTAL EXPENSES	1,110,544	315,062	111,282

Less: Fees waived/reimbursed by the Advisor	—	(74,457)	(65,517)
NET EXPENSES	1,110,544	240,605	45,765

NET INVESTMENT INCOME	215,756	277,000	70,143

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investment transactions	(453,629)	(388,632)	(128,862)
Distributions of realized gains from other investment companies	—	117,466	6,986
Net change in unrealized appreciation (depreciation) on investment transactions	(598,451)	(686,910)	(83,859)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(1,052,080)	(958,076)	(205,735)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(836,324)	$(681,076)	$(135,592)

See accompanying notes to these financial statements.

JNF Portfolios

STATEMENTS OF CHANGES IN NET ASSETS

	JNF SSgA Sector Rotation Portfolio		JNF SSgA Tactical Allocation Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2015	2014	2015	2014
FROM OPERATIONS
Net investment income	$215,756	$549,021	$277,000	$280,098
Net realized gain (loss) on investments	(453,629)	24,094,575	(388,632)	3,100,629
Distributions of realized gains from other investment companies	—	—	117,466	78,759
Net change in unrealized appreciation (depreciation) on investments	(598,451)	(16,992,250)	(686,910)	(2,069,077)
Net Increase (Decrease) in Net Assets Resulting From Operations	(836,324)	7,651,346	(681,076)	1,390,409

FROM DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income	(548,329)	(386,285)	(395,635)	(360,820)
Net Realized Gains	(16,439,957)	—	(3,064,084)	(1,231,456)
Total Distributions to Shareholders	(16,988,286)	(386,285)	(3,459,719)	(1,592,276)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	1,806,770	1,764,762	699,638	1,346,534
Reinvestment of dividends and distributions	16,988,286	386,285	3,459,719	1,592,276
Cost of shares redeemed	(15,151,174)	(11,495,847)	(3,021,718)	(3,106,254)
Net Increase (Decrease) in Net Assets From Share Transactions of Beneficial Interest	3,643,882	(9,344,800)	1,137,639	(167,444)

TOTAL DECREASE IN NET ASSETS	(14,180,728)	(2,079,739)	(3,003,156)	(369,311)

NET ASSETS
Beginning of year	96,128,565	98,208,304	20,074,942	20,444,253
End of year*	$81,947,837	$96,128,565	$17,071,786	$20,074,942
* Includes accumulated net investment income of	$215,426	$534,093	$—	$2,092

SHARES ACTIVITY
Shares Sold	53,931	54,232	34,553	63,581
Shares Reinvested	666,730	11,521	218,011	77,011
Shares Redeemed	(463,377)	(341,237)	(154,309)	(147,726)
Net Increase (Decrease) in Shares of Beneficial Interest Outstanding	257,284	(275,484)	98,255	(7,134)

See accompanying notes to these financial statements.

JNF Portfolios

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	JNF SSgA Retirement
	Income Portfolio
	Year Ended	Period Ended
	December 31,	December 31,
	2015	2014 (1)

FROM OPERATIONS
Net investment income	$70,143	$159,512
Net realized gain (loss) on investments	(128,862)	20,900
Distributions of realized gains from other investment companies	6,986	23,119
Net change in unrealized appreciation (depreciation) on investments	(83,859)	12,949
Net Increase (Decrease) in Net Assets Resulting From Operations	(135,592)	216,480

DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income	(159,523)	—
Net Realized Gains	(73,084)	—
Total Dividends and Distributions to Shareholders	(232,607)	—

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	1,341,997	10,960,130
Reinvestment of dividends and distributions	232,607	—
Cost of shares redeemed	(8,315,323)	(2,930,645)
Net Increase (Decrease) in Net Assets From Share Transactions of Beneficial Interest	(6,740,719)	8,029,485

TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,108,918)	8,245,965

NET ASSETS
Beginning of period	8,245,965	—
End of period*	$1,137,047	$8,245,965
* Includes undistributed net investment income of	$70,128	$159,512

SHARES ACTIVITY
Shares Sold	127,803	1,060,117
Shares Reinvested	27,891	—
Shares Redeemed	(798,926)	(282,955)
Net Increase (Decrease) in Shares of Beneficial Interest Outstanding	(643,232)	777,162

(1)	The JNF SSgA Retirement Income Portfolio commenced operations on March 5, 2014.

See accompanying notes to these financial statements.

JNF Portfolios

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	JNF SSgA Sector Rotation Portfolio
	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	December 31,		December 31,		December 31,	December 31,	December 31,
	2015		2014		2013	2012	2011

Net asset value, beginning of year	$34.78		$32.32		$23.94	$20.60	$20.56
Activity from investment operations:
Net investment income (1)	0.08		0.19		0.12	0.22	0.09
Net realized and unrealized gain (loss) on investments	(0.89)		2.41		8.52	3.23	0.12
Total from investment operations	(0.81)		2.60		8.64	3.45	0.21

Less distributions from:
Net investment income	(0.22)		(0.14)		(0.26)	(0.11)	(0.17)
Net realized gains	(6.62)		—		—	—	—
Total distributions	(6.84)		(0.14)		(0.26)	(0.11)	(0.17)

Net asset value, end of year	$27.13		$34.78		$32.32	$23.94	$20.60

Total return (2)	(1.05)%		8.05%		36.18%	16.76%	1.06%

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$81,948		$96,129		$98,208	$80,267	$78,661

Ratios of expenses to average net assets	1.24	% (3)	1.17	% (3)	1.17%	1.19%	1.15%
Ratios of net investment income to average net assets	0.24	% (4)	0.56	% (4)	0.42%	0.97%	0.45%

Portfolio turnover rate	107%		234%		125%	122%	123%

(1)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the year.

(2)	Assumes reinvestment of all dividends and distributions, if any.

(3)	Does not include the expenses of the investment companies in which the Portfolio invests.

(4)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

See accompanying notes to these financial statements.

JNF Portfolios

FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	JNF SSgA Tactical Allocation Portfolio
	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	December 31,		December 31,		December 31,	December 31,	December 31,
	2015		2014		2013	2012	2011

Net asset value, beginning of year	$20.52		$20.75		$17.46	$15.98	$15.27
Activity from investment operations:
Net investment income (1)	0.28		0.29		0.15	0.19	0.19
Net realized and unrealized gain (loss) on investments	(1.16)		1.14		3.30	1.50	0.72
Total from investment operations	(0.88)		1.43		3.45	1.69	0.91

Less distributions from:
Net investment income	(0.39)		(0.37)		(0.16)	(0.21)	(0.20)
Net realized gains	(3.39)		(1.29)		—	—	—
Total distributions	(3.78)		(1.66)		(0.16)	(0.21)	(0.20)

Net asset value, end of year	$15.86		$20.52		$20.75	$17.46	$15.98

Total return (2)	(3.94)%		6.94%		19.80%	10.60%	6.01%

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$17,072		$20,075		$20,444	$19,143	$20,064

Ratios of expenses to average net assets after waivers	1.25	% (3)	1.25	% (3)	1.25%	1.25%	1.23%
Ratios of expenses to average net assets before waivers	1.64	% (3)	1.33	% (3)	1.35%	1.40%	1.36%
Ratios of net investment income to average net assets after waivers	1.44	% (4)	1.35	% (4)	0.78%	1.13%	1.21%
Ratios of net investment income to average net assets before waivers	1.05	% (4)	1.26	% (4)	0.68%	0.98%	1.08%

Portfolio turnover rate	106%		186%		106%	77%	103%

(1)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the year.

(2)	Assumes reinvestment of all dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(3)	Does not include the expenses of the investment companies in which the Portfolio invests.

(4)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

See accompanying notes to these financial statements.

JNF Portfolios

FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	JNF SSgA Retirement Income Portfolio
	Year Ended	Period Ended
	December 31,	December 31,
	2015	2014 (1)

Net asset value, beginning of period	$10.61	$10.00
Activity from investment operations:
Net investment income (2)	0.16	0.30
Net realized and unrealized gain (loss) on investments (3)	(0.72)	0.31
Total from investment operations	(0.56)	0.61

Less distributions from:
Net investment income	(1.07)	—
Net realized gains	(0.49)	—
Total distributions	(1.56)	—

Net asset value, end of period	$8.49	$10.61

Total return (4)	(5.01)%	6.10%

Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$1,137	$8,246

Ratios of expenses to average net assets after waivers (5)	1.00%	1.00	% (6)
Ratios of expenses to average net assets before waivers (5)	2.42%	2.07	% (6)
Ratios of net investment income to average net assets after waivers (7)	1.53%	3.46	% (6)
Ratios of net investment income to average net assets before waivers (7)	0.10%	2.38	% (6)

Portfolio turnover rate	81%	93	% (8)

(1)	The JNF SSgA Retirement Income Portfolio commenced operations on March 5, 2014.

(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(3)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(4)	Assumes reinvestment of all dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(5)	Does not include the expenses of the investment companies in which the Portfolio invests.

(6)	Annualized.

(7)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(8)	Not annualized.

See accompanying notes to these financial statements.

JNF Portfolios

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

1.	ORGANIZATION

The JNF SSgA Sector Rotation Portfolio (the “SSgA Sector Rotation Portfolio”) (formerly known as JNF Equity Portfolio), the JNF SSgA Tactical Allocation Portfolio (the “SSgA Tactical Allocation Portfolio”) (formerly known as JNF Balanced Portfolio) and the JNF SSgA Retirement Income Portfolio (the “SSgA Retirement Income Portfolio”) (each a “Portfolio” and collectively, the “Portfolios”) are each a diversified series of shares of beneficial interest of the Northern Lights Variable Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Portfolios are intended to be funding vehicles for variable annuity contracts and flexible premium variable life insurance policies offered by the separate accounts of various insurance companies, including JNF Advisors, Inc.’s (the “Advisor”) affiliate, Jefferson National Life Insurance Company. The Trust offers shares to affiliated and unaffiliated life insurance company separate accounts (registered as unit investment trusts under the 1940 Act) to fund the benefits under variable annuity and variable life insurance contracts. Jefferson National Life Insurance Company separate accounts own 100% of the shares offered by each Portfolio. The investment objective of each Portfolio is as follows:

Portfolio	Primary Objective
SSgA Sector Rotation Portfolio	Total return, while attempting to reduce portfolio volatility over a full market cycle.
SSgA Tactical Allocation Portfolio	Total return, while attempting to reduce portfolio volatility over a full market cycle.
SSgA Retirement Income Portfolio	Total return, while attempting to reduce portfolio volatility over a full market cycle.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Portfolios in preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Portfolios follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Securities valuation – Securities and other assets held by the Portfolios listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

If market quotations are not readily available or are determined to be unreliable, securities will be valued at their fair value as determined in good faith by the Trust’s fair value team and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Fair Value Procedures”). The Board will review the fair value method in use for securities requiring a fair value determination at least quarterly. The Fair Value Procedures

JNF Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2015

consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Portfolios may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process. As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Portfolio’s calculation of its net asset value.

Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Portfolio’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Portfolios may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which

JNF Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2015

market quotations are readily available at their fair values (generally the last reported sale price) and all other securities and assets at their fair value based upon methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by a Portfolio will not change.

The Portfolios utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolios have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset, or liability, to the extent relevant observable inputs are not available, representing the Portfolios own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2015, for the Portfolios’ investments measured at fair value:

SSgA Sector Rotation Portfolio

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$65,843,532	$—	$—	$65,843,532
Money Market Fund	16,203,765	—	—	16,203,765
Total	$82,047,297	$—	$—	$82,047,297

JNF Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2015

SSgA Tactical Allocation Portfolio

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$14,692,149	$—	$—	$14,692,149
Money Market Fund	2,441,907	—	—	2,441,907
Total	$17,134,056	$—	$—	$17,134,056

SSgA Retirement Income Portfolio

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$1,074,088	$—	$—	$1,074,088
Money Market Fund	50,910	—	—	50,910
Total	$1,124,998	$—	$—	$1,124,998

The Portfolios did not hold any Level 2 or Level 3 securities during the year. There were no transfers into or out of Level 1 and Level 2 during the year. It is the Portfolios’ policy to recognize transfers into or out of Level 1 & Level 2 at the end of the reporting period.

*	Refer to the Portfolios of Investments for classification by asset class.

Security transactions and related income – Security transactions are recorded on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the term of the respective securities. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of cost of investment or as a realized gain, respectively. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolios’ understanding of the applicable country’s tax rules and rates.

Exchange Traded Funds – The Portfolios may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Dividends and distributions to shareholders – The following table summarizes each Portfolio’s investment income and capital gain declaration policy:

Portfolio	Income Dividends	Capital Gains
SSgA Sector Rotation Portfolio	Annually	Annually
SSgA Tactical Allocation Portfolio	Quarterly	Annually
SSgA Retirement Income Portfolio	Annually	Annually

Each Portfolio records dividends and distributions to its shareholders on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based

JNF Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2015

on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of each Portfolio.

Federal income tax – It is each Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Portfolios recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Portfolios recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. The Portfolios identify the major tax jurisdictions as the United States and the state of Nebraska. The Portfolios are not aware of any tax positions for which is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Use of estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific portfolio are charged to that portfolio. Expenses, which are not readily identifiable to a specific portfolio, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the portfolios in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2015, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to the following:

Portfolio	Purchases	Sales
SSgA Sector Rotation Portfolio	$85,400,623	$104,134,104
SSgA Tactical Allocation Portfolio	18,669,969	21,626,823
SSgA Retirement Income Portfolio	3,632,233	10,331,378

JNF Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2015

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH RELATED PARTIES

JNF Advisors, Inc. serves as the Portfolios’ investment advisor. Prior to October 31, 2014, Chicago Equity Partners, LLC (“Chicago Equity”) served as the sub-advisor for the SSgA Sector Rotation Portfolio and SSgA Tactical Allocation Portfolio. Pursuant to a new sub-advisory agreement, SSgA Funds Management, Inc. (“SSgA FM”) began serving as the sub-advisor to the Portfolios on October 31, 2014. In addition, SSgA FM is the sub-advisor for the SSgA Retirement Income Portfolio.

Pursuant to an investment advisory agreement with the Trust, on behalf of each Portfolio (the “Advisory Agreement”), under the oversight of the Board, the Advisor supervises the performance of each sub-advisor, and the administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, each Portfolio pays the Advisor a management fee, computed on average daily net assets and accrued daily and paid monthly, at an annual rate of 0.65% of the SSgA Sector Rotation Portfolio’s and SSgA Tactical Allocation Portfolio’s and 0.50% of the SSgA Retirement Income Portfolio’s average daily net assets. Pursuant to a sub-advisory agreement, the Advisor has agreed to pay SSgA FM an annual fee equal to 0.25% of the average daily net assets up to $250 million, 0.20% of the average daily net assets over $250 million but less than $500 million, and 0.15% of the average daily net assets of $500 million or greater of the aggregate assets of JNF SSgA Retirement Income Portfolio, JNF SSgA Tactical Allocation Portfolio, and JNF SSgA Sector Rotation Portfolio. The sub-advisory fees paid to SSgA FM are subject to a $50,000 minimum in aggregate fees between the JNF SSgA Retirement Income Portfolio, JNF SSgA Tactical Allocation Portfolio, and JNF SSgA Sector Rotation Portfolio.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until April 30, 2016, to waive a portion of its management fee and has agreed to reimburse each of the Portfolios for other expenses to the extent necessary so that the total expenses incurred by the Portfolio (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation expenses (which may include indemnification of Portfolio officers and Trustees, contractual indemnification of Portfolio service providers (other than the Advisor)) do not exceed 1.25% per annum of the SSgA Sector Rotation Portfolio’s and the SSgA Tactical Allocation Portfolio’s average daily net assets and 1.00% of the SSgA Retirement Income Portfolio’s average daily net assets.

During the year ended December 31, 2015, the Advisor waived/reimbursed fees for the Portfolios as follows:

Portfolio	Waiver	Waiver & Reimbursement
SSgA Tactical Allocation Portfolio	$74,457	$—
SSgA Retirement Income Portfolio	—	65,517

SSgA Sector Rotation Portfolio did not waive any fees for the year ended December 31, 2015.

If the Advisor waives any fee or reimburses any expenses and any operating expenses are subsequently lower than their respective expense limitation, the Advisor shall be entitled to reimbursement by the Portfolio provided that such reimbursement does not cause the Portfolio’s operating expenses to exceed the expense limitation. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). No amounts will be paid to the Advisor in any fiscal quarter unless the Board determines that reimbursement is in

JNF Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2015

the best interests of the relevant Portfolio and its shareholders.

As of December 31, 2015, the Advisor has the following waived expenses that may be recovered no later than the dates indicated:

Portfolio	December 31, 2016	December 31, 2017	December 31, 2018	Total
SSgA Tactical Allocation Portfolio	$19,459	$17,017	$74,457	$110,933
SSgA Retirement Income Portfolio	—	49,635	65,517	115,152

SSgA Sector Rotation Portfolio has no waived expenses subject to recapture.

The Trust, with respect to the Portfolios, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans (the “Plan”). The Plan provides that a monthly distribution and service fee is calculated by each of the Portfolios at an annual rate of 0.25% of its average daily net assets. Pursuant to the Plan, each of the Portfolios may compensate the securities dealers or other financial intermediaries, financial institutions, investment advisors, and others for activities primarily intended to result in the sale of Portfolio shares and for maintenance and personal service provided to existing shareholders. The Plan further provides, for periodic payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales-related costs. During the year ended December 31, 2015, the SSgA Sector Rotation Portfolio, SSgA Tactical Allocation Portfolio and SSgA Retirement Income Portfolio incurred $224,647, $48,140 and $11,477, respectively, in distribution and service fees under the Plan.

Gemini Fund Services, LLC (“GFS”),

GFS, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a servicing agreement with GFS, each Portfolio pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Portfolio. A Trustee and certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Portfolios for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Portfolios.

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Portfolios on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Portfolios.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended December 31, 2015 and December 31, 2014 was as follows:

	For the year ended December 31, 2015				For the year ended December 31, 2014
	Ordinary	Long-Term	Return		Ordinary	Long-Term
Portfolio	Income	Capital Gains	of Capital	Total	Income	Capital Gains	Total
SSgA Sector Rotation Portfolio	$548,554	$16,439,732	$—	$16,988,286	$386,285	$—	$386,285
SSgA Tactical Allocation Portfolio	1,196,979	2,240,027	22,713	3,459,719	360,820	1,231,456	1,592,276
SSgA Retirement Income Portfolio	209,488	23,119	—	232,607	—	—	—

JNF Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2015

As of December 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Capital Loss	Unrealized	Total
	Ordinary	Carry	Appreciation/	Accumulated
Portfolio	Income	Forwards	(Depreciation)	Earnings/(Deficits)
SSgA Sector Rotation Portfolio	$215,426	$(111,959)	$620,694	$724,161
SSgA Tactical Allocation Portfolio	—	(183,681)	(1,025,012)	(1,208,693)
SSgA Retirement Income Portfolio	70,128	(126,613)	(95,234)	(151,719)

At December 31, 2015, the Portfolios had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring
Portfolio	Short-Term	Long-Term	Total
SSgA Sector Rotation Portfolio	$111,959	$—	$111,959
SsgA Tactical Allocation Portfolio	183,681	—	183,681
SsgA Retirement Income Portfolio	118,405	8,208	126,613

The difference between book basis and tax basis accumulated net realized gains/losses and unrealized appreciation/depreciation is primarily attributable to the tax deferral of losses on wash sales.

Permanent book and tax differences primarily attributable to the reclassification of Portfolio distributions, resulted in reclassification for the year ended December 31, 2015 as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Long-Term
Portfolio	Capital	Income (Loss)	Gains (Loss)
SSgA Sector Rotation Portfolio	$—	$13,906	$(13,906)
SsgA Tactical Allocation Portfolio	(22,713)	116,543	(93,830)
SsgA Retirement Income Portfolio	—	(4)	4

6.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The SSgA Sector Rotation Portfolio currently seeks to achieve its investment objectives by investing a portion of its assets in SPDR Technology Select Sector Fund (the “Security”). The Portfolio may redeem its investments from the Security at any time if the Advisor determines that it is in the best interest of the Portfolio and its shareholders to do so.

The performance of the Portfolio may be directly affected by the performance of the Securities. The annual report of the Securities, along with the report of the independent registered public accounting firm is included in the Securities’ N-CSRs available at www.sec.gov. As of December 31, 2015, 28.7% of the SSgA Sector Rotation Portfolio’s net assets were invested in SPDR Technology Select Sector Fund.

7.	NEW ACCOUNTING PRONOUNCEMENTS

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent).” Investment companies are permitted to measure the fair value of certain privately offered investments using the NAV per share of the investment. Measuring the fair value of an investment this way is called using the NAV practical expedient. Prior to the amendments in ASU No. 2015-07, investments valued using the NAV practical expedient were required to be categorized within the fair value hierarchy. The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but

JNF Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2015

do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Early adoption is allowed. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. The JNF Retirement Income Portfolio will change its name to JNF Exceed Defined Shield Index Portfolio effective February 22, 2016.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of JNF SSgA Sector Rotation Portfolio, JNF SSgA Tactical Allocation Portfolio, JNF SSgA Retirement Income Portfolio and

Board of Trustees of Northern Lights Variable Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of JNF SSgA Sector Rotation Portfolio, JNF SSgA Tactical Allocation Portfolio, and JNF SSgA Retirement Income Portfolio (the “Portfolios”), each a series of Northern Lights Variable Trust, as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for JNF SSgA Sector Rotation Portfolio and JNF SSgA Tactical Allocation Portfolio, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended for SSgA Retirement Income Portfolio. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of JNF SSgA Sector Rotation Portfolio, JNF SSgA Tactical Allocation Portfolio, and JNF SSgA Retirement Income Portfolio as of December 31, 2015, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

February 16, 2016

COHEN FUND AUDIT SERVICES, LTD. | CLEVELAND | MILWAUKEE | 216.649.1700	cohenfund.com

Registered with the Public Company Accounting Oversight Board.

JNF Portfolios

EXPENSE EXAMPLES (Unaudited)

December 31, 2015

As a Portfolio shareholder, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 through December 31, 2015.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, as well as other charges and expenses of the insurance contract, or separate account. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The Portfolio’s expenses shown do not reflect the charges and expenses of the insurance company separate accounts and if such expenses were included the costs would have been higher.

					Hypothetical
					(5% return before
			Actual		expenses)

	Portfolio’s		Ending	Expenses	Ending	Expenses
	Annualized	Beginning	Account	Paid	Account	Paid
	Expense	Account Value	Value	During	Value	During
	Ratio	7/1/15	12/31/15	Period*	12/31/15	Period
JNF SSgA Sector Rotation Portfolio	1.22%	$1,000.00	$974.10	$6.07	$1,019.06	$6.21
JNF SSgA Tactical Allocation Portfolio	1.25%	$1,000.00	$950.40	$6.15	$1,018.90	$6.36
JNF SSgA Retirement Income Portfolio	1.00%	$1,000.00	$965.40	$4.95	$1,020.16	$5.09

*	Actual Expenses Paid During Period are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

JNF Portfolios

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

December 31, 2015

JNF SSgA Sector Rotation Portfolio, JNF SSgA Tactical Allocation Portfolio, and JNF SSgA Retirement Income Portfolio – Adviser: JNF Advisors, Inc.

In connection with the regular meeting held on December 8-9, 2015, the Board of Trustees (the “Trustees”) of the Northern Lights Variable Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between JNF Advisors, Inc. (“JNF”) and the Trust, with respect to JNF SSgA Sector Rotation Portfolio (“JNF Sector”), JNF SSgA Tactical Allocation Portfolio (“JNF Tactical”), and JNF SSgA Retirement Income Portfolio (“JNF Retirement”) (collectively referred to as the “Portfolios”). In considering the approval of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that JNF Advisors was established in 2006, is wholly owned by Jefferson National Financial Corporation, and has approximately $117 million in assets under management, serving as investment adviser to several variable annuity portfolios. The Trustees reviewed the background information of the key investment personnel who are responsible for servicing the Portfolios, recognizing a team with a wide range of expertise including legal, compliance, financial reporting, business development, operations, and relationship management. The Trustees observed that in 2015, JNF Advisors added an experienced CCO, a compliance analyst to enhance compliance functions, and a Director of Portfolio Partners to manage portfolio partner relationships. The Trustees noted that JNF Advisors is responsible for and provides oversight services to the portfolios and the sub-adviser on a regular and ongoing basis, ensuring adherence to the investment strategy for each Portfolio, that Portfolio’s performance is in line with expectations based on general market environment, and that each Portfolio is complying with applicable laws and regulations. The Trustees also noted that JNF Advisors performs due diligence on an ongoing basis of the sub-adviser taking various organizational, qualitative, and experiential factors into consideration to ensure sub-adviser services meet their criteria. The Trustees also observed that JNF Advisors performs due diligence on an ongoing basis of the sub-adviser’s strategies, in order to gain a deep understanding of the strategy’s construction to ensure the sub-adviser is implementing the strategy in compliance with the prospectus. The Trustees acknowledged that JNF Advisors is part of a robust organization with sufficient resources and continues to add qualified personnel to enhance the oversight and operational responsibilities to support the Portfolios. The Trustees concluded that JNF Advisors should continue to provide quality service to the Portfolios and shareholders.

Performance.

JNF Tactical. The Trustees evaluated the performance of JNF Tactical over the 1-year, 2-year, 3-year, and 5-year periods, noting that the Portfolio underperformed its blended benchmark over each period, while outperforming the Moderate Allocation Morningstar category over the same periods, and outperforming its peer group over all periods except the 1-year period. The Trustees observed that the Portfolio’s performance is consistent with its risk management mandate. The Trustees concluded that the Portfolio’s returns were satisfactory and the adviser performed well in monitoring and evaluating the sub-adviser.

JNF Sector. The Trustees evaluated the performance of the JNF Sector over the 1-year, 2-year, 3-year, and 5-year periods, noting that the Portfolio underperformed its benchmark index over each period, while outperforming the Mid Cap Blend Morningstar category over the 2-year and 5-year periods and outperforming its peer group over all but the 1-year period. The Trustees observed that the Portfolio captures relatively high upside and downside as compared to its benchmark. The Trustees concluded that the adviser performed well in monitoring and evaluating the sub-adviser.

JNF Portfolios

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

December 31, 2015

JNF Retirement. The Trustees evaluated the performance of JNF Retirement over the 1-year period, noting that the Portfolio underperformed its blended benchmark, the Moderate Allocation Morningstar category and its peer group. The Trustees acknowledged that the Portfolio has a short track record, and recognized that a new sub-adviser had been approved to service the Portfolio using a revised strategy. The Trustees concluded that the adviser performed well in monitoring and evaluating the sub-adviser and in selecting a new sub-adviser for the Portfolio.

Fees & Expenses.

JNF Tactical. The Trustees evaluated the advisory fee and expense ratios of JNF Tactical noting that the Portfolio had a higher advisory fee and expense ratio than both the peer group average and the Morningstar category average. The Trustees noted that the Portfolio’s advisory fee and expenses were well within the high-low range of both categories, and that several ultra-low cost funds skewed the averages for each data set. They also noted that the Tactical Portfolio was significantly smaller than many funds in each data set. After discussion, the Trustees concluded that the advisory fee was reasonable, particularly when compared to the much larger funds in the peer group.

JNF Sector. The Trustees evaluated the advisory fee and expense ratios of JNF Sector, noting that the Portfolio’s advisory fee is slightly higher than the peer group average, but lower than the Morningstar category average, while remaining well within the high-low range of both. The Trustees noted that the Portfolio’s advisory fee and expenses were within the high-low range of both categories, and that several ultra-low cost funds skewed the averages for each data set. They also noted that JNF Sector was smaller than many funds in each data set. After considering all of these factors, the Trustees concluded that the advisory fee was reasonable.

JNF Retirement. The Trustees then evaluated the advisory fee and expense ratios of JNF Retirement, noting that the Portfolio’s advisory fee is below the peer group average, but higher than the Morningstar category average, while remaining well within the high-low range of both. The Trustees noted that the Portfolio’s advisory fee and expenses were within the high-low range of both categories, and that several ultra-low cost funds skewed the averages for each data set. They also noted that JNF Retirement was smaller than all of the funds in the peer group. After considering all of these factors, the Trustees concluded that the advisory fee was reasonable.

Economies of Scale. The Trustees agreed with the adviser’s assessment that each Portfolio’s current asset levels are not high enough to support breakpoints at this time. After discussion, it was the consensus of the Trustees that economies of scale would be revisited at the next renewal and as the size of each Portfolio materially increases, particularly as JNF Tactical and JNF Sector near asset levels at which the sub-advisory fees will be reduced, and the Trustees would continue their dialogue with the adviser on this topic.

Profitability. The Trustees reviewed a profitability analysis provided by the adviser for each Portfolio, noting the gross advisory fees paid to the adviser, and the net fees after expenses. They considered that the adviser was not receiving 12b-1 fees, soft dollars or affiliated brokerage fees in connection with its services to each Portfolio, but that its affiliate, Jefferson National Life Insurance Company, receives 12b-1 fees and participation fees for providing services to the Portfolios. They observed that the adviser realized net profits that were quite modest for JNF Sector, and did not realize any profits for JNF Tactical and JNF Retirement. After further discussion, the Trustees concluded that the adviser was not earning excessive profits from its relationship with each Portfolio.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreements, and as assisted by the advice of independent counsel, the Trustees concluded that they were satisfied with the services provided by the adviser, and that the advisory fee is reasonable and that renewal of each agreement is in the best interests of the Trust and the shareholders of JNF Sector, JNF Retirement, and JNF Tactical.

JNF Portfolios

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

December 31, 2015

JNF SSgA Tactical Allocation Portfolio and JNF SSgA Sector Rotation Portfolio – Sub-Adviser: SSgA Funds Management, Inc.

In connection with the regular meeting held on December 8-9, 2015, the Board of Trustees (the “Trustees”) of the Northern Lights Variable Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, discussed the renewal of an investment sub-advisory agreement (the “Sub-Advisory Agreement”) between JNF Advisors, Inc. (“JNF”) and SSgA Fund Management, Inc. (“SSgA”), with respect to JNF SSgA Sector Rotation Portfolio (“JNF Sector”) and JNF SSgA Tactical Allocation Portfolio (“JNF SSgA Tactical”) (collectively referred to as the “Portfolios”). In considering the renewal of the Sub-Advisory Agreement, the Trustees received materials specifically relating to the Sub-Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement

Nature, Extent & Quality of Services. The Trustees noted that SSgA was established in 2001 as an investment adviser operating as a subsidiary of State Street Global Advisors Inc., which manages close to $2.4 trillion in assets and is the investment management arm of, and wholly owned by, State Street Corporation. The Trustees reviewed the background information of the key investment personnel who are responsible for sub-advising the Portfolios, taking into consideration their education and noting that the investment team is experienced with many facets of investment management. The Trustees observed that SSgA utilizes an investment process based on proprietary quantitative models that incorporates top-down and bottom-up factors. The Trustees remarked that SSgA has models for a wide variety of asset classes taking into account a diversified combination of factors such as macroeconomic, fundamental, momentum, and market sentiment. The Trustees acknowledged that SSgA has a robust risk management culture, having outlined its risk mitigation processes including performing risk and exposure analytics and on-going portfolio monitoring. The Trustees noted the multi-tiered approach employed by SSgA to monitor compliance with each Portfolio’s investment limitations. The Trustees considered SSgA’s methods of evaluating broker-dealers, as well as SSgA’s compliance and litigation history. The Trustees noted that SSgA has the advantage of scale for greater access to global financial markets and efficiencies with a strong organizational structure, enhanced information technology, and operational capabilities to support their investment team and processes, which is beneficial to the Portfolios. The Trustees concluded that SSgA should continue to provide high quality service to the Portfolios, the adviser, and shareholders.

Performance.

JNF Tactical. The Trustees considered the sub-adviser’s performance with JNF Tactical for the period October 31, 2014 through June 30, 2015, noting that the sub-adviser’s performance slightly trailed the sub-adviser’s composite benchmark. The Trustees noted that the sub-adviser kept pace with the largest monthly increases of the composite benchmark over the same time period, while achieving smaller monthly decreases. The Trustees concluded that the performance of the sub-adviser over its short track record with the Portfolio had been acceptable.

JNF Sector. The Trustees considered the sub-adviser’s performance with JNF Sector for the period October 31, 2014 through June 30, 2015, noting that the sub-adviser’s performance trailed the S&P 500 Index. The Trustees noted that the sub-adviser exhibited volatility in managing the Portfolio, exceeding the largest monthly increases of the S&P 500 over the same time period and exceeding the S&P 500 Index’s largest monthly decreases. The Trustees concluded that the performance of the sub-adviser over its short track record with the Portfolio had been acceptable.

Fees & Expenses. The Trustees reviewed the advisory fee charged by the adviser alongside of the schedule of SSgA’s sub-advisory fees. They compared the sub-advisory fees to those charged by SSgA to its separate account clients and noted that the fee is within the range of fees charged by SSgA to other clients. After further discussion, the Trustees concluded that the sub-advisory fee is reasonable and represents an appropriate allocation of compensation.

JNF Portfolios

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

December 31, 2015

Economies of Scale. The Trustees considered whether economies of scale have been achieved with respect to the management of the Fund. The Trustees agreed that this was an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. After discussion, it was the consensus of the Trustees that the breakpoint levels, as negotiated by the adviser, appear reasonable.

Profitability. The Trustees noted that the sub-adviser reported a net loss from its relationship with each of the JNF Portfolios since inception. After further discussion, the Trustees concluded that excessive profitability was not a concern for any of the Portfolios.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the shareholders of JNF Sector and JNF Tactical.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Portfolios.

JNF Portfolios
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2015

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	119	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	119	Schroder Global Series Trust (since 2012); Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund; Altegris KKR Commitments Fund (since 2014) and Ramius Archview Credit and Distressed Fund (since 2015)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	108	AdvisorOne Funds (2004- 2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); Greenwich Advisers Trust (2007- February 2011); Global Real Estate Fund (2008-2011); The World Funds Trust (2010- 2013); Northern Lights Variable Trust (since 2006)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, Partner and President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 - 2010).	108	AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006); CLA Strategic Allocation Fund (since 2014)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	147	Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007 Chairman of the Audit Committee since 2013	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011); Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005-2006).	147	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (2007-2012); Northern Lights Fund Trust III (since 2012); Northern Lights Variable Trust (since 2007)

12/31/15-NLVT-v4

JNF Portfolios
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2015

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, Blu Giant, LLC (2004 - 2011).	108	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, LLC (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Emile R. Molineaux Born in 1962	Chief Compliance Officer Since 2011	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2004 - June 2012); Secretary and CCO, Northern Lights Compliance Services, LLC; (2003-2011); In-house Counsel, The Dreyfus Funds (1999 – 2003).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”), Northern Lights Fund Trust IV (“NLFT IV”), and the Northern Lights Variable Trust (“NLVT”) and Two Roads Shared Trust.

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-667-0564.

12/31/15-NLVT-v4

PRIVACY NOTICE

Northern Lights Variable Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS VARIABLE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Variable Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Variable Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Variable Trust

What we do:
How does Northern Lights Variable Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Variable Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Variable Trust doesn’t jointly market.

This Page Intentionally Left Blank.

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PROXY VOTING POLICY

Information regarding how the Portfolios voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Portfolios use to determine how to vote proxies is available without charge, upon request, by calling 1-866-667-0564 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is also available without charge, upon request, by calling 1-866-667-0564.

INVESTMENT ADVISOR
JNF Advisors, Inc.
10350 Ormsby Park Place
Louisville, KY 40223

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The board of directors of the fund has determined that Mark Taylor, Mark Gersten and Anthony Hertl are independent audit committee financial experts.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FYE 2015 - $39,000

FYE 2014 -$52,000

FYE 2013 - $25,500

FYE 2012 - $24,500

FYE 2011 - $36,000

(b)	Audit-Related Fees

FYE 2015 - None

FYE 2014 – None

FYE 2013 - None

FYE 2012 - None

FYE 2011 - None

(c)	Tax Fees
FYE 2015 - $7,500

FYE 2014 -$10,000

FYE 2013 - $3,500

FYE 2012 - $3,000

FYE 2011 - $6,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees
FYE 2015 - None

FYE 2014 - None

FYE 2013 - None

FYE 2012 - None

FYE 2011 - None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2011	2012	2013	2014	2015
Audit-Related Fees:	0.00%	0.00%	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2015 - $7,500

2014- $10,000

2013 - $3,500

2012 - $3,000

2011 - $6,000

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Variable Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 2/29/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 2/29/16

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Financial Officer/Treasurer

Date 2/29/16